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                                                                 EXHIBIT 10.31

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July 25 1996, by and among LCC International, Inc., a Delaware corporation (the "Corporation"), RF Investors, L.L.C., a Delaware limited liability company ("RF Investors"), and MCI Telecommunications Corporation, a Delaware corporation ("MCI").

     WHEREAS, on or about the date hereof, RF Investors has or will become the owner of shares of Class B Common Stock in connection with transactions described in the prospectus for the initial public offering (the "Initial Public Offering") by the Corporation of its Class A Common Stock, registered under the Securities Act of 1993, as amended, (the "Securities Act") with the Securities and Exchange Commission (the "SEC").

     WHEREAS, upon the exchange of notes held by MCI from the Corporation and Telcom Ventures, L.L.C. (the "MCI Notes"), MCI will become the owner of shares of Class A Common Stock.

     WHEREAS, as part of the inducement for the parties hereto to enter into and perform such transactions, the parties hereto have agreed to enter into this Agreement in order to provide, among other things, for certain registration rights.

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

     1.1 Certain Definitions. The following terms shall have the following meanings for purposes of this Agreement:

     "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

     "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the Company, which stock is convertible into Class A Common Stock on a share-for-share basis as described in the Company's Certificate of Incorporation.

     "Common Stock" means the Class A Common Stock and the Class B Common
Stock.

     "LCC Shareholders" means the RF Investors Shareholders and the MCI Shareholders.
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     "MCI Shareholders" means MCI and any successor or permitted assignee of any of its rights hereunder that holds Registrable Securities.

     "Person" means any natural person, corporation, limited liability company, partnership, limited partnership, venture, trust, estate, governmental entity or other entity.

     "Registrable Securities" means all shares of Class A Common Stock, including those issued or issuable upon conversion of Class B Common Stock, held at the relevant time by an LCC Shareholder, and all shares of Class A Common Stock issued or issusable upon exchange of the MCI Notes, and any other issued or issuable shares of Class A Common Stock held by an LCC Shareholder at the relevant time, either at the time of initial issuance or subsequently, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.
As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been transferred in a public offering registered under the Securities Act or in a sale made through a broker, dealer or market-maker pursuant to Rule 144 promulgated under the Securities Act.
For purposes of this Agreement, an LCC Shareholder will be deemed to be a holder of Registrable Securities whenever such LCC Shareholder has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "RF Investors Shareholders" means RF Investors and any successor or permitted assignee of any of its rights hereunder that holds Registrable Securities.

     1.2  Demand Registration.

     (a) At any time after the date hereof, if the Corporation shall receive from one or more LCC Shareholders a written request (a "Registration Request") that the Corporation effect a registration of all or a portion of its Registrable Securities, the reasonably anticipated aggregate gross proceeds of which will exceed $5,000,000, then the Corporation shall use its best efforts to register as soon as practicable under the Securities Act for public sale in accordance with the method of disposition specified in the Registration Request, the number of shares of Registrable Securities specified in the Registration Request. The Corporation shall be obligated only to register Registrable Securities pursuant to this Section 1.2 on a total of three (3) occasions for the MCI Shareholders and on a total of three (3) occasions for the RF Investors Shareholders; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering at least 85% of all shares of Registrable Securities specified in the Registration Request shall have become effective (unless such LCC Shareholder has withdrawn such request, in which case such registration requested to be withdrawn








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shall not be counted in determining whether the Corporation's obligation to effect three (3) registrations for the MCI Shareholders or the RF Investors Shareholders, as applicable, has been fulfilled) and such registration statement shall have been continuously effective for 120 days or until all shares covered thereby have been sold, if earlier. Within ten days after receipt of any request pursuant to this Section 1.2(a), the Corporation will give written notice of such requested demand registration to all other LCC Shareholders and, subject to Section 1.2(c)(i), will include in any such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 days after the date of the Corporation's notice is given.

     (b) Except for registration statements on Forms S-4, S-8 (or Form S-3 if such registration covers an offering of the type contemplated by Form S-8) or any successor forms thereto, the Corporation will not file with the SEC any other registration statement with respect to its Common Stock or other equity security, whether for its own account or that of others, from the date of receipt of a Registration Request until the completion of the period of distribution of the registration contemplated thereby.

     (c) If an LCC Shareholder intends to distribute Registrable Securities by means of an underwriting, it shall so advise the Corporation in the Registration Request. The right of an LCC Shareholder to registration pursuant to this Section 1.2 shall be conditioned upon such LCC Shareholder's participation in such underwriting and the inclusion of such LCC Shareholder's Registrable Securities in the underwriting to the extent requested. The Corporation shall (together with each selling LCC Shareholder) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the requesting selling LCC Shareholder (or by the MCI Shareholders, if both MCI Shareholders and RF Investors Shareholders have delivered a Registration Request and intend to participate in the underwriting), subject to the approval of the Corporation (and RF Investors Shareholders, if RF Investors Shareholders intend to participate in the underwriting), which approval shall not be unreasonably withheld. The following provisions shall apply to such underwriting:

               (i) Notwithstanding any other provision of this Section 1.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Corporation in writing, then the Corporation shall so advise the selling LCC Shareholder(s) and the Corporation shall include in such registration (A) first, the maximum amount of Registrable Securities requested to be included therein by the LCC Shareholders who delivered the Registration Request, pro rata among such LCC Shareholders on the basis of the amount of Registrable Securities requested to be included in such registration by each such LCC Shareholder and (B) second, the maximum amount of Registrable Securities requested to be included therein by the LCC Shareholders who did not

















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     deliver the Registration Request, pro rata among such LCC Shareholders on the basis of the amount of Registrable Securities requested to be included in such registration by each such LCC Shareholder. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

               (ii) If a selling LCC Shareholder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Corporation and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration.

               (iii) If the managing underwriter has not limited the number of shares of Registrable Securities to be underwritten, the Corporation may include shares of Registrable Securities for its own account or the account of others in such registration if the managing underwriter so agrees and if the number of shares of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (d) If the Corporation shall furnish to each selling LCC Shareholder a certificate signed by the President of the Corporation stating that, in the good faith judgment of the Board of Directors of the Corporation after consultation with such selling LCC Shareholder(s), it would be seriously detrimental to the Corporation for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Corporation may direct that such request for registration be delayed for a period not in excess of 90 days, such right to delay a request to be exercised by the Corporation not more than once in any one-year period.

          1.3  Piggy-Back Registration Rights.

          (a) If the Corporation proposes to register any shares of its Common Stock under the Securities Act whether for its own account or for the account of other security holders or both on any form other than S-8, S-4 (or Form S-3 if such registration covers an offering of the type contemplated by Form S-8) or any successor forms, the Corporation will give prompt written notice (a "Registration Notice") to the LCC Shareholders of its intention so to register such shares of Common Stock. Each LCC Shareholder may, within 30 days after the receipt of the Registration Notice, notify the Corporation in writing of the number of shares of Registrable Securities, if any, that such LCC Shareholder desires to have included in such registration, and the Corporation shall use its best efforts to cause such shares of Registrable Securities to be included in such registration.

          (b) The Corporation shall not be required to include such shares of Registrable Securities of an LCC Shareholder in any such registration if and to the extent that, in the opinion of the managing underwriter for such offering, the inclusion of such shares of Registrable Securities would adversely affect the













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marketing of such proposed offering or if such LCC Shareholder has not agreed to enter into an underwriting agreement in customary form with the underwriters and to refrain from selling any additional shares of Registrable Securities for such reasonable period following the effective date of the offering as such managing underwriter may request. If the number of shares of Registrable Securities to be offered by a selling LCC Shareholder is so reduced (but such selling LCC Shareholder is permitted to include some shares of Registrable Securities in such registration), then the shares that may be included by such selling LCC Shareholder in such registration shall be limited accordingly. If more than one LCC Shareholder has requested to participate in the registration, the number of shares of Common Stock that may be included in such registration shall be limited pro rata, based on the number of shares requested by each selling LCC Shareholder to be included in such registration.

          1.4  Registration Procedures.

          If and whenever the Corporation is required to use its best efforts to effect or cause the registration of any shares under the Securities Act as provided in this Agreement, the Corporation shall, as expeditiously as possible:

          (a) use its best efforts to prepare and file with the SEC within 90 days after receipt of a Registration Request for registration with respect to such shares, a registration statement on any form for which the Corporation then qualifies or which counsel for the Corporation shall deem appropriate and which form shall be available for the sale of the shares in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided that before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, the Corporation will (i) furnish to one counsel selected by the selling MCI Shareholders and one counsel selected by the selling RF Investors Shareholders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and (ii) notify each selling LCC Shareholder of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or such shorter period which will terminate when all shares covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period referred to in
Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in


















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accordance with the intended methods of disposition by the selling LCC
Shareholder(s) set forth in such registration statement;

          (c) furnish to each selling LCC Shareholder and each underwriter, if any, of shares covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as a selling LCC Shareholder may reasonably request in order to facilitate the disposition of the shares owned by such selling LCC Shareholder;

          (d) use its best efforts to register or qualify such shares under such other state securities or "blue sky" laws of such jurisdictions as the selling LCC Shareholder(s), and each underwriter, if any, of shares covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable each selling LCC Shareholder and each underwriter, if any, to consummate the disposition in such jurisdictions of the shares owned by such selling LCC Shareholder; provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause the shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable each selling LCC Shareholder to consummate the disposition of such shares;

          (f) immediately notify each selling LCC Shareholder during any time when a Registration Statement is effective under the Securities Act of the happening of any event which comes to the Corporation's attention if as a result of such event the prospectus included in such registration statement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Corporation will promptly prepare and furnish to each selling LCC Shareholder and file with the SEC a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as each


















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selling LCC Shareholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such shares, including customary indemnification;

          (h) make available for inspection by the selling LCC Shareholder(s), any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such selling LCC Shareholder(s) or the underwriters, all financial and other records, pertinent corporate documents and properties of the Corporation and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Person in connection with such registration statement;

          (i) use its best efforts to obtain a "cold comfort" letter from the Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the selling LCC Shareholder(s) or the underwriter reasonably request; and

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first fiscal quarter ending after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          1.5  Duties of an LCC Shareholder in Connection with Registration.

          (a) It shall be a condition precedent to the obligation of the Corporation to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of an LCC Shareholder that each such LCC Shareholder shall furnish to the Corporation such information regarding the securities held by such LCC Shareholder and any intended method of disposition thereof as the Corporation shall reasonably request and as shall be required in connection with the action taken by the Corporation.

          (b) Each LCC Shareholder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in
Section 1.4(f) hereof, a selling LCC Shareholder will forthwith discontinue disposition of shares pursuant to the registration statement covering such shares until such selling LCC Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.4(f) hereof, and, if so directed by the Corporation, such selling LCC Shareholder will deliver to the Corporation (at the Corporation's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such selling LCC Shareholder's















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possession, of the prospectus covering such shares current at the time of receipt of such notice. In the event the Corporation shall give any such notice, the period mentioned in Section 1.4(b) hereof shall be extended by the greater of (i) three months or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.4(f) hereof to and including the date when such selling LCC Shareholder shall have received the copies of the supplemented or amended prospectus contemplated by
Section 1.4(f) hereof.

          1.6 Expenses. The Corporation shall, whether or not any registration statement pursuant to this Agreement shall become effective under the Securities Act, pay all expenses incident to its performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Corporation and all independent public accountants (including the expenses of any audit or "cold comfort" letter) and other Persons retained by the Corporation, the reasonable fees and disbursements of one counsel retained by the MCI Shareholders and one counsel retained by the RF Investors Shareholders and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding underwriting commissions and discounts). In all cases, any allocation of Corporation personnel or other general overhead expenses of the Corporation or other expenses for the preparation of financial statements or other data normally prepared by the Corporation in the ordinary course of its business shall be borne by the Corporation.

          1.7  Indemnification and Contribution.

          (a) By the Corporation. In the case of each registration effected by the Corporation, the Corporation will indemnify and hold harmless each LCC Shareholder, its officers and directors, if any, each underwriter of the shares of Common Stock registered and each Person who controls each LCC Shareholder and any such underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the consent of the Corporation, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions (subject to Section 1.7(c) below), insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used before the effective date of such registration
















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statement, or contained in the prospectus (as amended or supplemented if the
Corporation files any amendment thereof or supplement thereto with the SEC), if used within the period during which the Corporation is required to keep the registration statement to which such prospectus relates current pursuant to the terms hereof, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification provisions contained in this Section 1.7(a) shall not (A) apply to such losses, claims, damages, liabilities or actions arising out of, based upon, any such untrue statement or alleged untrue statement, or any such omission was made in reliance upon and in conformity with information furnished in writing to the Corporation by such LLC Shareholder (or such underwriter) for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus amendment thereof or supplement thereto, or (B) inure to the benefit of any underwriter from whom the Person asserting any such losses, claims, damages, expenses, or liabilities purchased the shares of Common Stock which are the subject thereof or to the benefit of any Person controlling such underwriter, if such underwriter failed to send or give a copy of the prospectus or any amendment thereof or supplement thereto to such Person at or before the written confirmation of the sale of such shares of Common Stock to such Person.

          (b) By the LCC Shareholders. In the case of each registration effected by the Corporation, each LCC Shareholder shall agree, in the same manner and to the same extent as set forth in Section 1.7(a), to indemnify and hold harmless the Corporation, each Person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act, and their directors and officers, with respect to any statement in or omission from such registration statement or any post effective amendment thereof or any preliminary prospectus or prospectus (as amended or supplemented if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Corporation by such LCC Shareholder for use in connection with the registration statement or any post-effective amendment thereof or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

          (c)  General.  Each party entitled to indemnity under this Section
1.7 (the "indemnified party") will, promptly after the receipt of notice of a claim, a threat of litigation or the commencement of any action against such indemnified party in respect of which indemnity may be sought from any other party (the "indemnifying party") on account of an indemnity





















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agreement contained in this Section 1.7, notify the indemnifying party in writing of the commencement thereof. The failure of any indemnified party so to notify an indemnifying party of such action shall relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of the indemnity agreement contained in this
Section 1.7, unless such indemnified party can establish that the indemnifying party has not been materially prejudiced in its ability to defend against or settle such action by such failure. In addition, any failure to give such notice shall not relieve the indemnifying party from any other liability that it may have to such indemnified party. Notice given within ten days of commencement of the action shall be conclusively presumed not to adversely affect the indemnifying party's ability to defend or settle the action. In case any such action is brought against any indemnified party and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent it may wish, jointly with any other indemnifying party similarly notified, to assure the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of the indemnified party's election so to assume the defense thereof and acknowledgment in writing by the indemnifying party that the claim in question is one for which the indemnifying party is obligated to indemnify the indemnified party, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation made at the request of the indemnifying party; provided, however, that if such indemnified party has a reasonable basis to believe, and does believe, that its interests in such action conflict with those of the indemnifying party, the indemnified party may so notify such indemnifying party and the indemnifying party will remain liable to such indemnified party for all fees, costs and expenses incurred by such indemnified party in retaining one separate counsel to participate in the defense of such action.

          (d) Contribution. To provide for contribution in circumstances in which the indemnification provided for in this Section 1.7 is for any reason held to be unavailable from the LCC Shareholders or the Corporation, each LCC Shareholder and the Corporation shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by such LCC Shareholder or the Corporation, including from Persons who control the Corporation within the meaning of Section 15 of the Securities Act, officers of the Corporation who signed the registration statement and directors of the Corporation, who may also be liable for contribution) to which the LCC Shareholders and the Corporation may be subject, in such proportions as are appropriate to reflect the relative fault of each LCC Shareholder and the Corporation in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state












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a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 1.7(d). Notwithstanding the foregoing provisions of this Section 1.7(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 1.7(d), each Person, if any, who controls an LCC Shareholder or the Corporation within the meaning of Section 15 of the Securities Act, each officer of the Corporation who shall have signed the registration statement and each director of an LCC Shareholder or the Corporation shall have the same rights to contribution as the LCC Shareholders or the Corporation subject in each case to the provisions of the preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this Section 1.7(d), notify such party from whom contribution may be sought, and such notice shall be a condition precedent to the other party's liability under this Section 1.7(d) or otherwise.

          1.8 Holdback Agreements. If any registration pursuant to this Agreement shall be in connection with an underwritten offering, each LCC Shareholder agrees, if so requested in writing by the Corporation, not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144, or any successor provision, promulgated under the Securities Act, of any equity security of the Corporation or of any security convertible into or exchangeable or exercisable for any equity security of the Corporation (in each case, other than as part of such underwritten offering) during the seven days prior to, and during the 90 day period which begins on, the effective date of such registration statement (except as part of such registration).

          1.9. Transfer of Registration Rights; Successors and Assigns. Each LCC Shareholder may transfer or assign its rights hereunder, in whole or in part, but only to a purchaser or other transferee of its Registrable Securities. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. If any LCC Shareholder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.


















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          1.10 Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the LCC Shareholders.

          1.11. Other Registration Rights. The Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, which are more favorable to such Persons than the rights granted to the LCC Shareholders hereunder without the prior written consent of the LCC Shareholders, unless the Corporation agrees to amend this Agreement to grant such more favorable rights to the LCC Shareholders, in lieu of the rights granted hereunder.

          1.12 Notices. All notices and other communications (collectively, "notices") provided for or permitted to be given under this Agreement shall be in writing and shall be given by depositing the notice in the United States mail, addressed to the party to be notified, postage paid and registered or certified with return receipt requested, or by such notice being delivered in person or by facsimile communication to such party. Unless otherwise expressly set forth herein, notices given or served pursuant hereto shall be effective upon receipt by the party to be notified. All notices to be sent to a party hereto shall be sent to or made at the address set forth below, or such other address as that party may specify by notice to the other parties.

               (a)  if to the Company:

                    LCC International, Inc.
                    Arlington Courthouse Plaza II
                    2300 Clarendon Boulevard, Suite 800
                    Arlington, Virginia  22201
                    Telephone:     (703) 351-6666
                    Telecopier:    (703) 243-4960
                    Attention:     President

               (b)  if to RF Investors:

                    RF Investors, L.L.C.
                    Arlington Courthouse Plaza II
                    2300 Clarendon Boulevard, Suite 800
                    Arlington, Virginia  22201
                    Telephone:     (703) 351-6666
                    Telecopier:    (703) 243-4960
                    Attention:  President

               (c)  if to MCI:

                    MCI Telecommunications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20006
                    Telephone:     (202) 887-2375
                    Telecopier:    (202) 887-2390
                    Attention:     Chief Technology Officer
                    cc:  General Counsel
                         Telephone:  (202) 887-2016
                         Telecopier:  (202) 887-2195

               With a copy to (which shall not constitute notice):

                    Fried, Frank, Harris, Shriver & Jacobson
                    Suite 800
                    1001 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20004
                    Telephone:     (202) 639-7000
                    Telecopier:    (202) 639-7003
                    Attention:     Andrew P. Varney, Esq.

          1.13 Severability. If any provision of this Agreement or the application thereof to any party or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other parties or circumstances is not affected thereby, and that provision shall be enforced to the greatest extent permitted by law.

          1.14 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each party hereto shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

          1.15 Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if both signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

          1.16 Headings. The headings in this Agreement are for convenience reference only and shall not limit or otherwise affect the meaning hereof.

          1.17 Governing Law. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware, excluding any conflict-of-law rules or principle that might refer the governance or construction of this Agreement to the law of another jurisdiction.

          1.18 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          1.19 Binding Effect; No Third-Party Beneficiaries. This Agreement is binding on and inures to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement shall provide any benefit to any third party or entitle any third party to any claim, cause of action, remedy or right of any kind, it being the intent of the parties that this Agreement shall not be construed as a third-party beneficiary contract.

          1.20 Waivers and Modifications. Any waiver or consent, express, implied or deemed, to or of any breach or default by any party hereto in the performance by that party of its obligations hereunder or any action inconsistent with this Agreement is not a waiver of or consent to any other breach or default in the performance by that party of the same or any other obligations of that party hereunder or any other such action. Failure on the part of a party to complain of any act of any party or to declare any party in default hereunder, irrespective of how long that failure continues, does not constitute a waiver by that party of its rights with respect to that default until the applicable statute-of-limitations period has run.

          1.21 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes any and all prior contracts, understandings, negotiations and agreements with respect to the subject matter hereof, whether oral or written.

          1.22 Effectiveness. This Agreement shall become effective upon the later to occur of the merger of LCC, L.L.C., a Delaware limited liability company, with and into the Corporation and the Initial Public Offering.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                              LCC INTERNATIONAL, INC.

                              By:        /s/ Piyush Sodha
                                 --------------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------


                              RF INVESTORS, L.L.C.

                              By:        /s/ Rajendra Singh
                                 -------------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------


                              MCI TELECOMMUNICATIONS
                                 CORPORATION

                              By:        /s/ Douglas L. Maine
                                   -----------------------------
                                   Name: Douglas L. Maine
                                   Title: Chief Financial Officer & E.V.P.